                                                                    Exhibit 99.3

                                 LEHMAN BROTHERS


                              DERIVED INFORMATION
                              -------------------
                                AUGUST 13, 1998

                     $286,050,000 CERTIFICATES (APPROXIMATE)


                              GREEN TREE HI 1998-D
                    HOME IMPROVEMENT LOAN BACKED SECURITIES





--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                                 LEHMAN BROTHERS

SENSITIVITY ANALYSIS (INCL. SENIOR ENHANCEMENT AND LOSS TRIGGERS)
-----------------------------------------------------------------

                              PROJECTED PERFORMANCE
                              ---------------------
                        UNDER VARYING DEFAULT ASSUMPTIONS

TO MATURITY:


-----------------------------------------------------------------------------------------
Class M-1 (% CDR)                            6.00%        7.00%        7.60%        8.00%
----------------

Avg. Life (yrs.)                             5.96         6.76         7.43         7.35
Window (begin-end) (mths)                   62-84       67-102       71-136       75-128
Expected Final Maturity                   8/15/05      2/15/07     12/15/09     04/15/09
Yield @ 99.95125%                           6.661        6.661        6.176        4.681
Collateral Loss Amount ($)             55,602,083   63,320,158   67,774,931   70,674,728
Collateral Loss Amount (%)                 18.534%      21.107%      22.592%      23.558%
Aggregate Class M-1 Loss Amount ($)             0           --    2,419,841    8,097,750
Aggregate Class M-1 Loss Amount (%)             0            0         9.88        32.72

Class M-2 (% CDR)                            5.00%        6.00%        6.75%        7.00%
----------------

Avg. Life (yrs.)                             6.95         7.74         9.46         8.93
Window (begin-end) (mths)                   77-91       84-105       95-165      102-153
Expected Final Maturity                   3/15/06      5/15/07      5/15/12      5/15/11
Yield @ 99.99004%                           7.113        7.113        6.737        5.006
Collateral Loss Amount ($)             47,494,195   55,602,083   61,425,706   63,320,158
Collateral Loss Amount (%)                 15.831%      18.534%      20.475%      21.107%
Aggregate Class M-2 Loss Amount ($)            --           --    1,378,098    5,841,874
Aggregate Class M-2 Loss Amount (%)             0            0        10.68        45.29

Class B-1 (% CDR)                            5.00%        6.00%        6.35%        7.00%
----------------

Avg. Life (yrs.)                             8.23         9.82        11.66
Window (begin-end) (mths)                   37-57       91-108      105-138      117-213
Expected Final Maturity                                 815/07      2/15/10      5/15/16
Yield @ 99.96366%                           7.721        7.721        7.042        0.688
Collateral Loss Amount ($)             47,494,195   55,602,083   58,346,354   63,320,158
Collateral Loss Amount (%)                 15.831%      18.534%      19.449%      21.107%
Aggregate Class B-1-Loss Amount ($)            --           --    2,035,386    9,150,000
Aggregate Class B-1 Loss Amount (%)             0            0        22.25       100.00

-----------------------------------------------------------------------------------------


ASSUMPTIONS
-----------

(1) PREPAYMENTS ARE 12% CPR IN MONTH ONE INCREASING BY 0.91% CPR EACH MONTH TO 22% CPR BY MONTH 12, REMAINING AT 22% CPR SUBSEQUENT TO MONTH 12.

(2)  THE CUMULATIVE LOSS TRIGGER AMOUNT IS10.0% OF THE CUT-OFF DATE POOL
     BALANCE.

(3)  THE SENIOR ENHANCEMENT PERCENTAGE IS 20.25%.

(4) DEFAULTS ARE IMMEDIATE (I.E. NO LAGS) AND NO RECOVERIES ON DEFAULTED AMOUNTS ARE RECEIVED.

--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                                 LEHMAN BROTHERS

                                 LEHMAN BROTHERS


                              DERIVED INFORMATION
                              -------------------
                                AUGUST 13, 1998

                    $1,060,400,000 CERTIFICATES (APPROXIMATE)


                              GREEN TREE HE 1998-D
                       HOME EQUITY LOAN BACKED SECURITIES





--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                                 LEHMAN BROTHERS

SENSITIVITY ANALYSIS (INCL. SENIOR ENHANCEMENT AND LOSS TRIGGERS)
-----------------------------------------------------------------

                              PROJECTED PERFORMANCE
                        UNDER VARYING DEFAULT ASSUMPTIONS

TO MATURITY:


-------------------------------------------------------------------------------------------
Class M-1 (% CDR)                           5.00%         6.00%          6.60%        7.00%
----------------

Avg. Life (yrs.)                            6.14          7.02           7.99         8.21
Window (begin-end) (mths)              68-81 (14)    75-97 (23)    81-132 (52)  88-126 (39)
Expected Final Maturity                  5/15/05       9/15/06        8/15/09      2/15/09
Yield @ 99.95125%                          6.722         6.722          6.302        3.997
Collateral Loss Amount ($)           165,127,496   193,505,173    209,895,638  220,569,167
Collateral Loss Amount (%)                15.012%       17.591%        19.081%      20.052%
Aggregate Class M-1 Loss Amount ($)            -             -      4,833,334   24,484,603
Aggregate Class M-1 Loss Amount (%)            0             0           9.45        47.87

Class M-2 (% CDR)                           4.00%         5.00%          5.70%        6.00%
----------------

Avg. Life (yrs.)                            7.02          7.62           9.06         8.45
Window (begin-end) (mths)              76-94 (19)   81-105 (25)    91-157 (67)  97-146 (50)
Expected Final Maturity                  6/15/06       5/15/07        9/15/11     10/15/10
Yield @ 99.99004%                          7.113         7.113          6.579        4.698
Collateral Loss Amount ($)           135,344,037   165,127,496    185,133,845  193,505,173
Collateral Loss Amount (%)                12.304%       15.012%        16.830%      17.591%
Aggregate Class M-2 Loss Amount ($)            -             -      7,049,109   25,150,295
Aggregate Class M-2 Loss Amount (%)            0             0          13.35        47.63

Class B-1 (% CDR)                           4.00%         5.00%          5.15%        6.00%
----------------

Avg. Life (yrs.)                            8.79         10.57          11.22
Window (begin-end) (mths)             94-121 (28)  105-168 (64)  110-209 (100)
Expected Final Maturity                  9/15/08       8/15/12        1/15/16
Yield @ 99.96366%                          7.732         7.732          7.195        0.351
Collateral Loss Amount ($)           135,344,037   165,127,496    169,471,426  193,505,173
Collateral Loss Amount (%)                12.304%       15.012%        15.406%      17.591%
Aggregate Class B-1 Loss Amount ($)            -             -      6,829,527   40,700,000
Aggregate Class B-1 Loss Amount (%)            0             0          16.78       100.00

-------------------------------------------------------------------------------------------


ASSUMPTIONS
-----------

(5)  PREPAYMENTS ON FIXED HE CONTRACTS ARE 5% CPR IN MONTH ONE INCREASING BY
     1.82 CPR EACH MONTH TO 25% CPR BY MONTH 12, REMAINING AT 25% CPR SUBSEQUENT TO MONTH 12.

(6)  PREPAYMENTS ON ARM CONTRACTS ARE CONSTANT AT 30% CPR.

(7)  THE CUMULATIVE LOSS TRIGGER AMOUNT IS7.5% OF THE CUT-OFF DATE POOL BALANCE.

(8)  THE SENIOR ENHANCEMENT PERCENTAGE IS 16.75%.

--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).